UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2017

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 25, 2017, Entravision Communications Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  As of the record date of April 7, 2017, there were a total of 66,060,256 shares of Class A common stock and 14,927,613 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 60,741,590 shares of Class A common stock and 14,927,613 shares of Class B common stock were present in person or by proxy, representing a quorum.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the six persons listed below under “Election of Directors” to serve as a director of the Company until the next annual meeting of stockholders; (ii) ratified the appointment of Grant Thornton LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2017; (iii) approved an advisory non-binding resolution relating to executive compensation; and (iv) voted on an advisory non-binding proposal on the frequency of an advisory non-binding vote relating to executive compensation.  The results of the voting at the Annual Meeting on each such matter are set forth below.

1. Election of Directors:

Name	For	Withheld	Broker Non-Votes
Walter F. Ulloa	177,901,738	20,194,104	11,921,878
Paul A. Zevnik	169,963,695	28,132,147	11,921,878
Gilbert R. Vasquez	196,754,527	1,341,315	11,921,878
Patricia Diaz Dennis	196,745,717	1,350,125	11,921,878
Juan Saldivar von Wuthenau	173,815,573	24,280,269	11,921,878
Martha Elena Diaz	197,214,075	881,767	11,921,878

2. Ratification of the appointment of Grant Thornton LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2017:

Votes For	209,882,847
Votes Against	120,139
Abstentions	14,734
Broker Non-Votes	0

3. Approval of Executive Compensation (Non-Binding Advisory Resolution):

Votes For	193,285,670
Votes Against	4,743,740
Abstentions	66,432
Broker Non-Votes	11,921,878

4. Frequency of Vote to Approve Executive Compensation (Non-Binding Advisory Vote):

1 Year	22,602,435
2 Years	33,881
3 Years	174,290,194
Abstentions	1,169,332
Broker Non-Votes	11,921,878

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote on executive compensation every three years.  Consistent with the stockholders’ recommendation at the Annual Meeting, on May 25, 2017, following the Annual Meeting, the Board of Directors of the Company determined that the Company will hold an advisory vote on named executive compensation every three years until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: May 26, 2017	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer